SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials




                             ASSET MANAGEMENT FUND
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                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                              ASSET MANAGEMENT FUND
                            MONEY MARKET FUND CLASS I

              THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL
                           THE NOMINEES LISTED BELOW.

PROPOSAL 1. ELECTION OF TRUSTEES:

            [ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

            [ ] FOR ALL NOMINEES (EXCEPT AS INDICATED)

            (01) [ ] RICHARD M. AMIS

            (02) [ ] DAVID F. HOLLAND

            (03) [ ] GERALD J. LEVY

            (04) [ ] WILLIAM A. MCKENNA, JR.

            (05) [ ] CHRISTOPHER M. OWEN

            (06) [ ] MARIA F. RAMIREZ

            (07) [ ] RODGER D. SHAY

            (08) [ ] RODGER D. SHAY, JR.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


         To receive an optional email confirmation, enter your email address
         here: [     ]

             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
 IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                            WILL BE CONSIDERED VALID.

                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.

         [copyright] 2000, 2001 ADP Financial Information Services, Inc.
        The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
                    TERMS AND CONDITIONS. PRIVACY STATEMENT.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                              ASSET MANAGEMENT FUND
                           SHORT U.S. GOVERNMENT FUND

              THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL
                           THE NOMINEES LISTED BELOW.

PROPOSAL 1. ELECTION OF TRUSTEES:

            [ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

            [ ] FOR ALL NOMINEES (EXCEPT AS INDICATED)

            (01) [ ] RICHARD M. AMIS

            (02) [ ] DAVID F. HOLLAND

            (03) [ ] GERALD J. LEVY

            (04) [ ] WILLIAM A. MCKENNA, JR.

            (05) [ ] CHRISTOPHER M. OWEN

            (06) [ ] MARIA F. RAMIREZ

            (07) [ ] RODGER D. SHAY

            (08) [ ] RODGER D. SHAY, JR.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


         To receive an optional email confirmation, enter your email address
         here: [     ]

             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
 IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                            WILL BE CONSIDERED VALID.

                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.

         [copyright] 2000, 2001 ADP Financial Information Services, Inc.
        The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
                    TERMS AND CONDITIONS. PRIVACY STATEMENT.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                              ASSET MANAGEMENT FUND
                          U.S. GOVERNMENT MORTGAGE FUND

              THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL
                           THE NOMINEES LISTED BELOW.

PROPOSAL 1. ELECTION OF TRUSTEES:

            [ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

            [ ] FOR ALL NOMINEES (EXCEPT AS INDICATED)

            (01) [ ] RICHARD M. AMIS

            (02) [ ] DAVID F. HOLLAND

            (03) [ ] GERALD J. LEVY

            (04) [ ] WILLIAM A. MCKENNA, JR.

            (05) [ ] CHRISTOPHER M. OWEN

            (06) [ ] MARIA F. RAMIREZ

            (07) [ ] RODGER D. SHAY

            (08) [ ] RODGER D. SHAY, JR.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


         To receive an optional email confirmation, enter your email address here: [ ]

             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
 IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                            WILL BE CONSIDERED VALID.

                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.

         [copyright] 2000, 2001 ADP Financial Information Services, Inc.
        The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
                    TERMS AND CONDITIONS. PRIVACY STATEMENT.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                              ASSET MANAGEMENT FUND
                           INTERMEDIATE MORTGAGE FUND

              THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL
                           THE NOMINEES LISTED BELOW.

PROPOSAL 1. ELECTION OF TRUSTEES:

            [ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

            [ ] FOR ALL NOMINEES (EXCEPT AS INDICATED)

            (01) [ ] RICHARD M. AMIS

            (02) [ ] DAVID F. HOLLAND

            (03) [ ] GERALD J. LEVY

            (04) [ ] WILLIAM A. MCKENNA, JR.

            (05) [ ] CHRISTOPHER M. OWEN

            (06) [ ] MARIA F. RAMIREZ

            (07) [ ] RODGER D. SHAY

            (08) [ ] RODGER D. SHAY, JR.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


         To receive an optional email confirmation, enter your email address
         here: [     ]

             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
 IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                            WILL BE CONSIDERED VALID.

                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.

         [copyright] 2000, 2001 ADP Financial Information Services, Inc.
        The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
                    TERMS AND CONDITIONS. PRIVACY STATEMENT.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                              ASSET MANAGEMENT FUND
                          ADJUSTABLE RATE MORTGAGE FUND

              THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL
                           THE NOMINEES LISTED BELOW.

PROPOSAL 1. ELECTION OF TRUSTEES:

            [ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

            [ ] FOR ALL NOMINEES (EXCEPT AS INDICATED)

            (01) [ ] RICHARD M. AMIS

            (02) [ ] DAVID F. HOLLAND

            (03) [ ] GERALD J. LEVY

            (04) [ ] WILLIAM A. MCKENNA, JR.

            (05) [ ] CHRISTOPHER M. OWEN

            (06) [ ] MARIA F. RAMIREZ

            (07) [ ] RODGER D. SHAY

            (08) [ ] RODGER D. SHAY, JR.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


         To receive an optional email confirmation, enter your email address
         here: [     ]

             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
 IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                            WILL BE CONSIDERED VALID.

                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.

         [copyright] 2000, 2001 ADP Financial Information Services, Inc.
        The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
                    TERMS AND CONDITIONS. PRIVACY STATEMENT.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                              ASSET MANAGEMENT FUND
                                ULTRA SHORT FUND

              THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL
                           THE NOMINEES LISTED BELOW.

PROPOSAL 1. ELECTION OF TRUSTEES:

            [ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

            [ ] FOR ALL NOMINEES (EXCEPT AS INDICATED)

            (01) [ ] RICHARD M. AMIS

            (02) [ ] DAVID F. HOLLAND

            (03) [ ] GERALD J. LEVY

            (04) [ ] WILLIAM A. MCKENNA, JR.

            (05) [ ] CHRISTOPHER M. OWEN

            (06) [ ] MARIA F. RAMIREZ

            (07) [ ] RODGER D. SHAY

            (08) [ ] RODGER D. SHAY, JR.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


         To receive an optional email confirmation, enter your email address
         here: [     ]

             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
 IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                            WILL BE CONSIDERED VALID.

                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.

         [copyright] 2000, 2001 ADP Financial Information Services, Inc.
        The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
                    TERMS AND CONDITIONS. PRIVACY STATEMENT.

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                              ASSET MANAGEMENT FUND
                            MONEY MARKET FUND CLASS D

              THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL
                           THE NOMINEES LISTED BELOW.

PROPOSAL 1. ELECTION OF TRUSTEES:

            [ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

            [ ] FOR ALL NOMINEES (EXCEPT AS INDICATED)

            (01) [ ] RICHARD M. AMIS

            (02) [ ] DAVID F. HOLLAND

            (03) [ ] GERALD J. LEVY

            (04) [ ] WILLIAM A. MCKENNA, JR.

            (05) [ ] CHRISTOPHER M. OWEN

            (06) [ ] MARIA F. RAMIREZ

            (07) [ ] RODGER D. SHAY

            (08) [ ] RODGER D. SHAY, JR.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


         To receive an optional email confirmation, enter your email address
         here: [     ]

             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
 IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                            WILL BE CONSIDERED VALID.

                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.

         [copyright] 2000, 2001 ADP Financial Information Services, Inc.
        The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
                    TERMS AND CONDITIONS. PRIVACY STATEMENT.